UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): July 6, 2006

                            Denny's Corporation
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            (Exact name of registrant as specified in its charter)

 Delaware                        0-18051                       13-3487402
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(State or other              (Commission File                 (IRS Employer
 jurisdiction of                  Number)                  Identification No.)
 incorporation)


 203 East Main Street, Spartanburg, SC                         29319-0001
 -------------------------------------                         ----------
 (Address of Principal Executive Offices)                      (Zip Code)


      Registrant's telephone number, including area code (864) 597-8000


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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 6, 2006, Denny's Corporation issued a press release announcing same-store sales for company-owned restaurants during the five-week month ended June 28, 2006, compared with the related period in fiscal year 2005.


Item 9.01 Financial Statements and Exhibits

          (c) Exhibits

              Exhibit 99.1 -- Press release issued by Denny's Corporation on July 6, 2006.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Denny's Corporation


Date:  July 6, 2006                          /s/ Rhonda J. Parish
                                                 ---------------------------
                                                 Rhonda J. Parish
                                                 Executive Vice President,
                                                 Chief Administrative Officer,
                                                 Chief Human Resources Officer,
                                                 General Counsel and Secretary